UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 17, 2009

LCA-VISION INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27610 (Commission File Number)	11-2882328 (IRS Employer Identification No.)

7840 Montgomery Road, Cincinnati, Ohio                 45236
        (Address of Principal Executive Offices)              (Zip Code)

Registrant’s telephone number, including area code:  (513) 792-9292

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 17, 2009, the Board of Directors of LCA-Vision Inc. (the “Company”) elected Edgar F. (Skip) Heizer, III as a member of the Board.  The Board determined that Mr. Heizer is an “independent” director under the Nasdaq Marketplace Rules.  Mr. Heizer’s board committee membership has not been determined.  He will receive the Company's standard compensation package for non-employee directors, which is described in the Company’s Schedule 14A filed on February 5, 2009 in the section entitled “Director Compensation.”  There were no arrangements or understandings between Mr. Heizer and any other person pursuant to which he was selected as a director.  Mr. Heizer and the Company have not and currently do not participate directly or indirectly in any related person transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCA-VISION INC.

/s/ Steven C. Straus
Steven C. Straus
Chief Executive Officer

Date:  February 23, 2009